Federated California Municipal Cash Trust
A Portfolio of Money Market Obligations Trust
INVESTMENT SHARES (TICKER CMIXX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017
On July 31, 2017, the Board of Trustees (the “Board”) of Money Market Obligations Trust approved a Plan of Conversion for Investment Shares of Federated California Municipal Cash Trust (the “Fund”) pursuant to which the Investment Shares will be converted into the Fund's existing Cash II Shares on October 27, 2017. In approving the conversion, the Board determined that the conversion of the Investment Shares into Cash II Shares is in the best interests of the shareholders of the Investment Shares.
On September 29, 2017, Investment Shares will be closed to new accounts. New purchases by existing Investment Shares shareholders will continue to be permitted until the close of business on October 17, 2017.
Pursuant to the Plan of Conversion, Investment Shares shareholders will automatically receive shares of Cash II Shares in exchange for their Investment Shares without any fee, load or charge, as of the close of business on October 27, 2017. Investment Shares will operate up to and including close of business on October 27, 2017. Following the conversion, each shareholder who previously held Investment Shares will receive a prospectus for the Fund's Cash II Shares, which currently offer a lower Rule 12b-1 fee and have a lower total net expense ratio than the Investment Shares.
The conversion will occur on a tax-free basis. There is no action required by shareholders to effect this conversion and there will be no disruption to accounts as a result of the conversion. Please delete all references to Investment Shares effective as of October 27, 2017.
August 1, 2017
Federated California Municipal Cash Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453949 (8/17)
Federated is a registered trademark of Federated Investors, Inc.
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